UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 May 8, 2018 Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220
1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2018, Exelon Corporation (Exelon) and Commonwealth Edison Company (ComEd) announced the following management changes.

•
Jonathan Thayer, Senior Executive Vice President and Chief Financial Officer will cease serving as Exelon’s principal financial officer on May 8, 2018, when he will assume the position of Chief Transformation Officer.

•
Joseph Nigro is appointed to the position of Senior Executive Vice President and Chief Financial Officer effective on May 8, 2018. Mr. Nigro, age 53, has been Executive Vice President, Exelon and Chief Executive Officer of Constellation since May 28, 2013, and also served as Senior Vice President, Portfolio Management and Strategy, since March 2011.

•	Denis O’Brien, Senior Executive Vice President, Exelon and Chief Executive Officer, Exelon Utilities will cease to serve as CEO of Exelon Utilities on June 1, 2018.

•
Anne Pramaggiore is appointed to the position of Senior Executive Vice President, Exelon and Chief Executive Officer, Exelon Utilities, effective June 1, 2018. Ms. Pramaggiore, age 59, has been President and Chief Executive Officer of ComEd since 2012.

•
Joseph Dominguez is appointed to the position of Chief Executive Officer of ComEd, effective August 1, 2018. Mr. Dominguez, age 56, has been Executive Vice President of Governmental & Regulatory Affairs & Public Policy for Exelon since March, 9, 2015, and also served as Senior Vice President of Government & Regulatory Affairs & Public Policy since 2012.

•	Terence Donnelly is appointed to the position of President of ComEd, effective June 1, 2018. Mr. Donnelly, age 57, has been ComEd’s Executive Vice President and Chief Operating Officer since 2012.

Mr. Nigro’s compensation will include an annual base salary of $775,000, an annual incentive program target opportunity of ninety-five percent of his base salary, and a long-term incentive target valued at $2,388,750 consistent with the Exelon Long-Term Incentive Plan. Long-term incentives (LTI) include performance share awards (accounting for 67% of total LTI value) and restricted stock units (accounting for 33% of total LTI value). Upon assuming his new role, Mr. Nigro will also receive three performance share awards valued at the increased target values associated with his new role of $263,271, $403,755, and $403,755 for the three outstanding performance cycles of 2016-2018, 2017-2019, 2018-2020, respectively. Payouts on both the annual incentive program and the performance share awards will be based on the achievement of pre-established performance targets. Mr. Nigro will be eligible for benefits similar to those of other Exelon executives, including, without limitation, participation in Exelon’s health, welfare, retirement, relocation and severance plans.

Exelon and Mr. Thayer have entered into a letter agreement the terms of which provide that Mr. Thayer will serve as Senior Executive Vice President and Chief Transformation Officer of Exelon until April 1, 2019 or such other date as may be agreed. In the event he separates from Exelon at the conclusion of this period, Mr. Thayer will receive benefits provided under Section 4 (non-change in control) of Exelon’s Senior Management Severance Plan, the terms of which have been previously disclosed. The letter agreement also provides for the payment in the amount of any loss Mr. Thayer may incur upon the sale of his Chicago condominium based on the sale price and the current appraised value pursuant to the terms of Exelon’s executive relocation policy.

Mr. Dominguez’s compensation will include an annual base salary of $594,500, an annual incentive program target opportunity of seventy-five percent of his base salary, and a long-term incentive target valued at $1,130,000 consistent with the Exelon Long-Term Incentive Plan. Long-term incentives (LTI) include performance share awards (accounting for 67% of total LTI value) and restricted stock units (accounting for 33% of total LTI value). In connection with his becoming CEO of ComEd, Mr. Dominguez will also be granted an award of 30,000 retention restricted stock units that will vest on August 1, 2022. Payouts on both the annual incentive program and the performance share awards will be based on the achievement of pre-established performance targets. Mr. Dominguez will be eligible for benefits similar to those of other Exelon executives, including, without limitation, participation in Exelon’s health, welfare, retirement, relocation and severance plans.

Mr. Donnelly’s compensation includes an annual base salary of $458,145, an annual incentive program target opportunity of fifty-five percent of his base salary, and a long-term incentive target valued at $488,000 consistent with the Exelon Long-Term Incentive Plan. Long-term incentives (LTI) include performance share awards (accounting for 67% of total LTI value) and restricted stock units (accounting for 33% of total LTI value). In connection with his becoming President of ComEd, Mr. Donnelly will also be granted an award of 10,000 retention restricted stock units that will vest on June 1, 2020. Payouts on both the annual incentive program and the performance share awards will be based on the achievement of pre-established performance targets. Mr. Donnelly will be eligible for benefits similar to those of other Exelon executives, including, without limitation, participation in Exelon’s health, welfare, retirement, relocation and severance plans.

Exelon and Mr. O’Brien have entered into a letter agreement the terms of which provide that Mr. O’Brien will continue to serve as a Senior Executive Vice President until December 31, 2019 or an earlier time as set forth in the agreement. Upon his separation from Exelon at such time, Mr. O’Brien will receive benefits provided under Section 4 of Exelon’s Senior Management Severance Plan.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release
* * * * *
This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon include those factors discussed herein, as well as the items discussed in (1) Exelon's 2017 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 23, Commitments and Contingencies; (2) Exelon's First Quarter 2018 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 17, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Thomas S. O'Neill
Thomas S. O'Neill
Senior Vice President, General Counsel and Corporate Secretary

COMMONWEALTH EDISON COMPANY

/s/ Thomas S. O'Neill
Thomas S. O'Neill
Corporate Secretary

May 8, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release